Exhibit 10.14

SIX MONTH PROMISSORY NOTE

Principal Amount: $30,000.00

Original Issue Date: November 19, 2024

Date of Maturation: May 19, 2025

FOR VALUE RECEIVED, the undersigned, Go Green Global Technologies, Corp., (“Borrower”), promises to pay to the order of David Zevetchin or his successors or assigns (“Lender”), on or before the date (the “Maturity Date”) which is six (6) from the date of receipt of funds in the amount of Thirty Thousand dollars ($30,000.00) plus Ten Percent (10%) Interest per annum, payable in full at the maturation of the note.

For consideration of this Note, Lender will receive 500,000 shares of common stock.

The Borrower reserves the right to prepay this Note, in whole or in part, prior to the Due Date with no prepayment penalty. Borrower agrees to prepay this Note prior to the Due Date upon raising an amount of $1M, either debt or equity raise.

The delay or failure to exercise any right hereunder shall not waive such right. The undersigned hereby waives demand, presentment, protest, notice of dishonor or non-payment, notice of protest, and all delays or lack of diligence in collection hereof and assents to each and every extension or postponement of the time of payment or other indulgence.

In the event of default hereunder such that this Note is placed in the hands of an attorney for collection (whether or not suit is filed), or if this Note is collected by suit or legal proceedings or through bankruptcy proceedings, Borrower agrees to pay reasonable attorney’s fees and expenses of collection.

This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut. Exclusive jurisdiction relating to this Note shall vest in courts located in the State of Connecticut. Process may be served by a recognized overnight carrier to Borrower: 22 Kenosia Avenue, Unit 9, Danbury, CT 06810.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Note the date and year first above written.

***signature page to follow***

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Go Green Global Technologies Corp.
/s/ Danny Bishop
Name: Danny Bishop
Title: CEO
Date Signed: 11/19/2024

Lender
/s/ David Zevetchin
Name: David Zevetchin
Date Signed: 11/19/2024

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